EXHIBIT 3(k)

Number                       USAA MUTUAL FUND, INC.                      Shares

                          INTERMEDIATE-TERM BOND FUND
              Incorporated Under the Laws of the State of Maryland



Account No.         Alpha Code                         CUSIP __________________
                                                       See Reverse Side for
                                                         Certain Definitions


THIS CERTIFIES that


is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:



/s/ SHERRON KIRK                   PICTURE of            /s/ MICHAEL J.C. ROTH
     TREASURER               USAA MUTUAL FUND, INC.             PRESIDENT
                                    SEAL


                                             Countersigned:
                                              USAA SHAREHOLDER ACCOUNT SERVICES
                                               (San Antonio)    TRANSFER AGENT

                                             By

                                                     AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT - as tenants by the entireties                    (Cust)       (Minor)
JT TEN  - as joint tenants with the               under Uniform Gifts to Minors
          right of survivorship and               Act . . . . . . . . . . . .
          not as tenants in common                          (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto

Please Insert Social Security or Other
Taxpayer Identification Number of Assignee

--------------------------------

-------------------------------------------------------------------------------
             Please Print or Typewrite Name and Address of Assignee
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------(               ) -----
shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________    Signature(s)_______________________________________

Signature Guaranteed By

                                   (The  signature(s)  to this  assignment must
                                   correspond with the name as written upon the
                                   face   of   this   certificate,   in   every
                                   particular,     without     alteration    or
                                   enlargement, or any change whatsoever.)

                                   This    certificate   is   transferable   or
                                   redeemable  at the  offices of the  Transfer
                                   Agent,  USAA Shareholder  Account  Services,
                                   9800  Fredericksburg  Rd., San  Antonio,  TX
                                   78288.

         The Signature Guarantee must be by an authorized person of a commercial bank or trust company, a savings bank or savings and loan association, a credit union, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.

                                 EXHIBIT 3(l)

Number                       USAA MUTUAL FUND, INC.                      Shares

                         HIGH-YIELD OPPORTUNITIES FUND
              Incorporated Under the Laws of the State of Maryland



Account No.         Alpha Code                         CUSIP __________________
                                                       See Reverse Side for
                                                         Certain Definitions


THIS CERTIFIES that


is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:



/s/ SHERRON KIRK                   PICTURE of            /s/ MICHAEL J.C. ROTH
     TREASURER               USAA MUTUAL FUND, INC.             PRESIDENT
                                    SEAL


                                             Countersigned:
                                              USAA SHAREHOLDER ACCOUNT SERVICES
                                               (San Antonio)    TRANSFER AGENT

                                             By

                                                     AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT - as tenants by the entireties                    (Cust)       (Minor)
JT TEN  - as joint tenants with the               under Uniform Gifts to Minors
          right of survivorship and               Act . . . . . . . . . . . .
          not as tenants in common                          (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto

Please Insert Social Security or Other
Taxpayer Identification Number of Assignee

--------------------------------

-------------------------------------------------------------------------------
             Please Print or Typewrite Name and Address of Assignee
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------(               ) -----
shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________    Signature(s)_______________________________________

Signature Guaranteed By

                                   (The  signature(s)  to this  assignment must
                                   correspond with the name as written upon the
                                   face   of   this   certificate,   in   every
                                   particular,     without     alteration    or
                                   enlargement, or any change whatsoever.)

                                   This    certificate   is   transferable   or
                                   redeemable  at the  offices of the  Transfer
                                   Agent,  USAA Shareholder  Account  Services,
                                   9800  Fredericksburg  Rd., San  Antonio,  TX
                                   78288.

         The Signature Guarantee must be by an authorized person of a commercial bank or trust company, a savings bank or savings and loan association, a credit union, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.

                                 EXHIBIT 3(m)

Number                       USAA MUTUAL FUND, INC.                      Shares

                              SMALL CAP STOCK FUND
              Incorporated Under the Laws of the State of Maryland


Account No.         Alpha Code                         CUSIP __________________
                                                       See Reverse Side for
                                                         Certain Definitions


THIS CERTIFIES that


is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:



/s/ SHERRON KIRK                   PICTURE of            /s/ MICHAEL J.C. ROTH
     TREASURER               USAA MUTUAL FUND, INC.             PRESIDENT
                                    SEAL


                                             Countersigned:
                                              USAA SHAREHOLDER ACCOUNT SERVICES
                                               (San Antonio)    TRANSFER AGENT

                                             By

                                                     AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT - as tenants by the entireties                    (Cust)       (Minor)
JT TEN  - as joint tenants with the               under Uniform Gifts to Minors
          right of survivorship and               Act . . . . . . . . . . . .
          not as tenants in common                          (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto

Please Insert Social Security or Other
Taxpayer Identification Number of Assignee

--------------------------------

-------------------------------------------------------------------------------
             Please Print or Typewrite Name and Address of Assignee
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------(               ) -----
shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________    Signature(s)_______________________________________

Signature Guaranteed By

                                   (The  signature(s)  to this  assignment must
                                   correspond with the name as written upon the
                                   face   of   this   certificate,   in   every
                                   particular,     without     alteration    or
                                   enlargement, or any change whatsoever.)

                                   This    certificate   is   transferable   or
                                   redeemable  at the  offices of the  Transfer
                                   Agent,  USAA Shareholder  Account  Services,
                                   9800  Fredericksburg  Rd., San  Antonio,  TX
                                   78288.

         The Signature Guarantee must be by an authorized person of a commercial bank or trust company, a savings bank or savings and loan association, a credit union, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.